Exhibit 10.1
SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (the “Amendment”) dated effective August 19, 2021 (the “Effective Date”), is entered into by and between NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation (“Borrower”), and FIRST INTERNATIONAL BANK & TRUST, a North Dakota banking corporation (together with its successors and assigns, “Lender”).

RECITALS

A.Borrower and Lender are parties to that certain Loan Agreement dated November 16, 2020, amended by that certain First Amendment to Loan Agreement dated January 25, 2021 (collectively the “Loan Agreement”) related to the following loans from Lender to Borrower: (i) a real estate term loan (the “CRE Loan”) in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00); (ii) an equipment term loan (the “Equipment Loan”) in the original principal amount of Thirteen Million and 00/100 Dollars ($13,000,000.00); (iii) an operating line of credit (the “Operating LOC Loan”) in the original principal amount of Five Million and 00/100 Dollars ($5,000,000.00); and (iv) a letter of credit loan (the “Letter of Credit Loan”) in the original principal amount of Five Million Three Hundred Forty Nine and 00/100 Dollars ($5,349,000.00), items (i) through (iv) collectively being the “Loan”.
B.The obligations of Borrower under the Loan Agreement and the Loan are memorialized by corresponding promissory notes (each a “Promissory Note” and collectively the “Promissory Notes”).

C.The Loan Agreement, the Loan and the Promissory Notes are secured by the Collateral as defined in the Loan Agreement and a Security Agreement by Borrower in favor of Lender dated November 16, 2020 (the “Security Agreement”).

D.The Loan Agreement, the Loan and the Promissory Notes are unconditionally and absolutely guaranteed by the certain affiliated parties of Borrower (each a “Guarantor” and collectively the “Guarantors”) pursuant to the terms and conditions of the Guaranty dated November 16, 2020 (the “Guaranty”).

E.Borrower has requested Lender to issue a letter of credit in the face amount of $531,166.00 to enable Borrower to join an insurance captive group, the purpose of which will provide Borrower with substantial insurance costs savings.

F.Lender and Borrower have agreed to add an additional parcel of real property of Borrower in McKenzie County, North Dakota (the “1050 parcel”) as additional Collateral to a mortgage previously granted by Borrower in favor of Lender.

G.Borrower and Lender have agreed to modify certain provisions of the Loan Agreement and the Promissory Notes in order to, among other things (i) modify the initial measurement period for Borrower’s fixed charge coverage ratio to be the fiscal year ending December 31, 2022, (ii) permit Borrower to sell certain unutilized and underutilized assets and apply the net proceeds of those sales to partially repay the Loans as provided in the Loan Documents, and (iii) temporarily modify the interest rate on the CRE Loan.

H.Lender has agreed to such requests, provided Borrower and Guarantors execute this Amendment and the documents referenced herein.

NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Lender and Borrower expressly agree as follows:

Article 1
Amendments to Loan Agreement and Security Agreement; Letter of Credit Promissory Note

1.1    Incorporation of Recitals. The foregoing Recitals are true and accurate statements of fact and are incorporated into the Loan Agreement herein by reference.

1.2    Promissory Note (Letter of Credit - Insurance). In order to memorialize the Letter of Credit referenced in Recital E above, Borrower shall, simultaneously with the execution of this Amendment, execute and deliver to Lender the Promissory Note (Letter of Credit Loan-Insurance) in form and content similar to Exhibit A attached hereto.

1.3 Amendments to Definitions in Loan Agreement and Security Agreement. The definition of “Note” in the Loan Agreement and the definition of “Loan Documents” in the Security Agreement are each hereby amended to include the Promissory Note (Letter of Credit Loan-Insurance).

1.4 Execution and Delivery of Mortgages. The Promissory Note (Letter of Credit Loan-Insurance) shall be secured by mortgages (or deeds of trusts) on the same parcels that secure the Loan Agreement. Borrower shall, simultaneously with the execution of this Amendment, execute and deliver to the Title Company for recording the Mortgages in form and content as agreed to by the Parties.

1.5    Amendment of Section 5(N) of the Loan Agreement. The parties acknowledge and agree that it is their mutual intent that the DSCR Ratio (as defined in the Loan Agreement) shall be measured as provided in such Section 5(N) beginning with the calendar year ending December 31, 2022. Accordingly, Section 5(N) of the Loan Agreement is hereby amended by replacing the date “December 31, 2021” with “December 31, 2022” in the first sentence thereof.

1.6 Approval of Planned Asset Dispositions. Notwithstanding the restrictions set forth in the Loan Agreement (including, without limitation, Section 5(J) thereof), the Security Agreement or any other Loan Documents, Lender hereby consents to and approves Borrower’s proposed sale or other disposition of certain unutilized or underutilized equipment, fixtures, other personal property, real property, improvement and other owned by Borrower or any Guarantor, provided that (i) the net cash proceeds realized by Borrower in respect of any and all such sales or other dispositions are applied to repay indebtedness under the Notes as and to the extent required by the terms of the Loan Documents, (ii) such sales or other dispositions are substantially consummated not later than December 31, 2021, and (iii) the net cash proceeds received by Borrower in respect of such sales or other dispositions shall not exceed $3,000,000 in the aggregate without Lender’s prior written consent. All such sales or other dispositions shall be considered “Permitted Dispositions” for all purposes of the Loan Agreement. In addition to such transactions that may be consummated after the date hereof, the parties agree that the transactions identified on Exhibit B attached hereto shall be considered sales or other dispositions covered by the approval set forth in this Section 1.6 notwithstanding the fact that some or all of such identified transactions may have been partially or fully consummated prior to the effective date of this Amendment.

1.7    Modification of Interest Rate Accruing on CRE Note. Commencing on the effective date of this Amendment, the interest rate accruing on the CRE Note shall temporarily increase by 1.5% per annum from the rate otherwise stated therein, with such increase to be effective through such date as (a) Borrower has delivered to Lender audited financial statements for the fiscal year ending December 31, 2022 demonstrating compliance with the DCSR Ratio covenant set forth in Section 5(N) of the Loan Agreement (as amended hereby) and (b) Borrower is in compliance with all other covenants contained in the Loan Agreement. Except to the extent modified to temporarily increase the rate of interest as provided in the previous sentence, the parties acknowledge and agree that the CRE Note remains in full force and effect in accordance with its original terms, not subject to any defense, counterclaim or right of set-off.

Article 2
Additional Parcel added to North Dakota Mortgage

2.1     Execution and Delivery of Mortgage. Borrower shall, simultaneously with the execution of this Amendment, execute and deliver to the Title Company for recording the Amendment to Mortgage and Security Agreement and Fixture Financing Statement in form and content as agreed to by the Parties.

Article 3
Representations and Warranties

Borrower represents and warrants to Lender as follows:

3.1    No Litigation. There are no lawsuits or other similar legal action pending or threatened against Borrower which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), business, properties or assets of Borrower and Guarantors taken as a whole.

3.2    Authority and Validity. Borrower and each Guarantor has the power and are authorized to enter into and perform this Amendment. Borrower has complied with all laws, statutes and ordinances of all federal, state and local governmental entities having jurisdiction over it. Borrower represents and warrants that this Amendment is a legal, valid and binding agreement, enforceable in accordance with its terms and will be binding upon Borrower.

Article 4
Miscellaneous

4.1    Incorporation of Terms. The terms of this Amendment (together with the attached three (3) page Acknowledgement and Agreement of Guarantors) are expressly incorporated into the Loan Agreement as if set forth in full therein. Except as expressly amended by this Amendment, the Loan Agreement and the Promissory Notes (which shall as of the Effective Date include the Amended and Restated Promissory Note (Letter of Credit Loan) but shall exclude the November 16, 2021 Promissory Note (Letter of Credit Loan)) will remain in full force and effect in accordance with their original terms, not subject to any defense, counterclaim or right of set-off.

4.2    Conflicts. In the event of a conflict between the terms and conditions of this Amendment, the Loan Agreement and the Promissory Notes, the terms and conditions of this Amendment will take precedence.

4.3    No Commitment. Except to the limited extent specifically set forth in this Agreement, Lender has not committed or agreed to restructure any indebtedness of Borrower. Lender has no obligation to make any future loans to Borrower.

4.4    No Waiver; Cumulative Remedies. No failure or delay on the part of Lender in exercising any right, power or remedy under this Amendment or any instrument or document referenced herein will operate as a waiver thereof; nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy in favor of Lender.

4.5    Costs and Attorneys’ Fees. Borrower agrees to pay all expenses, including appraisal fees, legal expenses, and attorneys’ fees incurred by Lender in preparing this Amendment and any related documents and enforcing the obligations and provisions of this Amendment.

4.6    Amendments. No amendment, modification, termination, or waiver of any provision of this Amendment will be effective unless it is in writing and signed by Lender, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

4.7    Time of the Essence. Time is of the essence in the performance of the obligations under this Amendment.

4.8    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

4.9    Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.

4.10    Presumptions. Borrower agrees that in the event that any dispute arises in the interpretation or construction of this Amendment, no presumption will arise in favor of any party based on drafting of this Amendment.

4.11    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when it shall have been duly executed and delivered by the undersigned officers of Borrower. The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Amendment may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif”, or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, may be signed in one or more counterparts, each of which will be deemed to be an original and all of which will constitute one and the same instrument.

4.12    Acknowledgement and Agreement by Guarantors. The Acknowledgement and Agreement by Guarantors attached hereto shall constitute a part of this Amendment.

(signature page follows)

Signature Page to Second Amendment to Loan Agreement

LENDER:
FIRST INTERNATIONAL BANK & TRUST
a North Dakota banking corporation

By: /s/ Drew Flaagan
Drew Flaagan
Its: Vice President

BORROWER:
NUVERRA ENVIRONMENTAL SOLUTIONS, INC.
a Delaware corporation
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Executive Vice President

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 1 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Second Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

GUARANTORS:

BADLANDS POWER FUELS, LLC,
a Delaware limited liability company
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

BADLANDS POWER FUELS, LLC,
a North Dakota limited liability company
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

LANDTECH ENTERPRISES, L.L.C.,
a North Dakota limited liability company
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

IDEAL OILFIELD DISPOSAL, LLC,
a North Dakota limited liability company
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

NUVERRA OHIO DISPOSAL LLC,
a Delaware limited liability company
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 2 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Second Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

GUARANTORS:

HECKMANN WATER RESOURCES CORPORATION,
a Texas corporation
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

HECKMANN WATER RESOURCES (CVR), INC.,
a Texas corporation
By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

CLEARWATER THREE LLC,
an Ohio limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

CLEARWATER FIVE LLC,
an Ohio limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

CLEARWATER SOLUTIONS LLC,
an Ohio limited liability company

By: /s/ Eric Bauer

Printed Name: Eric Bauer
Its: Vice President and Treasurer

ACKNOWLEDGEMENT AND AGREEMENT BY GUARANTORS
(page 3 of 3)

Each Guarantor below acknowledges and agrees the Guaranty referenced in the attached Second Amendment to Loan Agreement (the “Amendment”) is in full force and effect and is not subject to any defenses or claims of setoff. Further, each Guarantor consents to the terms, provisions and conditions of the Amendment, as well as any agreements and documents signed in conjunction with the Amendment. Each Guarantor specifically states and agrees the Guaranty covers all obligations of Borrower under the Amendment.

NUVERRA TOTAL SOLUTIONS LLC,
a Delaware limited company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer

1906 WELL SERVICES, LLC,
an Ohio limited liability company

By: /s/ Eric Bauer
Printed Name: Eric Bauer
Its: Vice President and Treasurer